Exhibit No. 99

-----------------------------------------------------------------------
                                                           % of Balance
Number of Loans   Dollars Outstanding    Original Amount   over 80 OLTV
-----------------------------------------------------------------------
     3,942          1,726,626,879.62    1,758,696,919.00       1.88


================================================================================


-------------------------------------------------------------------------
Summary                          Wgt Avg           Max        NonZero Min
-------------------------------------------------------------------------
Average UPB                     438,007.83    3,000,000.00     53,600.00
Average OPB                     446,143.31    3,000,000.00     53,600.00
Gross Coupon                         4.614               5         3.625
Original Term                      359.966             360           240
Stated Remaining Term              345.344             360           228
Original LTV                         67.27             100         10.75
FICO                               732.646             838           545
Seasoning                           14.622              39             0
Margin                               2.639               5          2.25
Minimum Rate                         2.639               5          2.25
Maximum Rate                         9.615          10.625         8.625
Initial Cap                              5               5             5
Months to Next Rate Change          45.378              60            21
Periodic Cap                             2               2             2
Origination YR                        2004            2005          2001
First Payment Date               2/11/2004        5/1/2005      2/1/2002
First Rate Change Date           1/11/2009        4/1/2010      1/1/2007
Next Rate Change Date            1/11/2009        4/1/2010      1/1/2007



================================================================================

----------------------------------------------------------------------------------------------------------
                                                                              CURR RATE    FICO      OLTV
Coupon Distribution                        #         Curr UPB       % Total      WA         WA        WA
----------------------------------------------------------------------------------------------------------
3.50000-3.74999                              1         260,720.00      0.02       3.625       807       80
3.75000-3.99999                              3         748,335.99      0.04       3.875   705.971       80
4.00000-4.24999                             14       7,151,102.00      0.41       4.068   734.875   69.157
4.25000-4.49999                             58      25,113,742.95      1.45       4.335     736.2   72.007
4.50000-4.74999                          3,861   1,690,097,695.25     97.88       4.621   732.587   67.191
4.75000-4.99999                              4       2,255,283.43      0.13       4.805    723.04   61.394
5.00000-5.24999                              1       1,000,000.00      0.06           5       751    68.97
Total:                                   3,942   1,726,626,879.62       100       4.614   732.646    67.27


The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6325.

----------------------------------------------------------------------------------------------------------
                                                                              CURR RATE    FICO      OLTV
Loan Amt Distribution                      #         Curr UPB       % Total      WA         WA        WA
----------------------------------------------------------------------------------------------------------
50,000.01 - 60,000.00                        1          53,600.00         0       4.625       731       80
60,000.01 - 70,000.00                        1          66,800.00         0       4.625       781       75
70,000.01 - 80,000.00                        4         297,495.97      0.02       4.465   753.737   79.319
80,000.01 - 90,000.00                        9         782,242.22      0.05       4.625   743.935   60.551
90,000.01 - 100,000.00                      14       1,339,815.73      0.08       4.616   726.057   77.708
100,000.01 - 125,000.00                     60       6,889,325.36       0.4       4.618   737.181   69.381
125,000.01 - 150,000.00                    111      15,297,050.47      0.89       4.615   736.233   76.521
150,000.01 - 175,000.00                     97      15,819,611.99      0.92       4.608   735.599   74.918
175,000.01 - 200,000.00                    125      23,501,773.78      1.36       4.615   741.465    71.17
200,000.01 - 225,000.00                    116      24,869,298.71      1.44       4.614   742.752   74.113
225,000.01 - 250,000.00                    116      27,604,103.59       1.6       4.614   742.393   70.858
250,000.01 - 275,000.00                     92      24,051,456.07      1.39       4.613    738.44   75.149
275,000.01 - 300,000.00                    104      30,110,317.79      1.74       4.602   738.824   71.699
300,000.01 - 333,700.00                    235      74,968,277.53      4.34       4.613   733.824   71.689
333,700.01 - 350,000.00                    175      59,866,980.94      3.47       4.623   739.185   67.808
350,000.01 - 500,000.00                  1,555     652,705,753.20      37.8       4.618   733.214   69.033
500,000.01 -1,000,000.00                 1,096     719,518,295.43     41.67       4.615   729.502   64.489
1,000,000.01 -1,500,000.00                  23      29,898,325.08      1.73        4.57    730.57   57.762
1,500,000.01 -2,000,000.00                   1       1,561,687.86      0.09       4.625       726       64
2,000,000.01 -2,500,000.00                   4       8,618,948.09       0.5       4.535   750.795   57.491
2,500,000.01 -3,000,000.00                   3       8,805,719.81      0.51        4.54   747.477   54.249
Total:                                   3,942   1,726,626,879.62       100       4.614   732.646    67.27


----------------------------------------------------------------------------------------------------------
                                                                              CURR RATE    FICO      OLTV
Product Type                               #         Curr UPB       % Total      WA         WA        WA
----------------------------------------------------------------------------------------------------------
5-1 CMT Arm (IO)                         2,085     845,165,392.89     48.95        4.61   735.023   69.608
5-1 CMT Arm                              1,053     496,599,677.22     28.76       4.618   727.853   64.706
5-1 Libor Arm                              801     383,983,850.03     22.24        4.62   733.523   65.433
5-1 Libor Arm (IO)                           3         877,959.48      0.05       4.625   764.308   70.062
Total:                                   3,942   1,726,626,879.62       100       4.614   732.646    67.27



----------------------------------------------------------------------------------------------------------
                                                                              CURR RATE    FICO      OLTV
FICO distribution                          #         Curr UPB       % Total      WA         WA        WA
----------------------------------------------------------------------------------------------------------
Not Available                               16       7,545,630.06      0.44       4.598   NO DATA   73.921
500 - 549.99                                 1         438,688.97      0.03         4.5       545    71.59
550 - 574.99                                 3       1,732,827.08       0.1       4.538   565.683   58.957
575 - 599.99                                 5       2,268,347.33      0.13       4.596   583.656   79.188
600 - 619.99                                 6       2,759,977.34      0.16       4.504   611.631   56.282
620 - 649.99                               104      49,343,996.35      2.86       4.621   636.189   69.337
650 - 679.99                               265     125,407,940.21      7.26       4.616   667.402   68.563
680 - 699.99                               506     225,812,725.95     13.08       4.616   689.623   67.306
700 - 749.99                             1,409     609,949,596.69     35.33       4.615   725.221   68.431
750 - 799.99                             1,532     665,710,036.46     38.56       4.613   771.073   65.815
800+                                        95      35,657,113.18      2.07       4.616   806.903   65.966
Total:                                   3,942   1,726,626,879.62       100       4.614   732.646    67.27


The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6325.

----------------------------------------------------------------------------------------------------------
                                                                              CURR RATE    FICO      OLTV
Original LTV                               #         Curr UPB       % Total      WA         WA        WA
----------------------------------------------------------------------------------------------------------
0 - 60.00                                  909     464,130,295.37     26.88       4.615   737.602    47.72
60.01 - 70.00                              866     437,018,509.15     25.31       4.622   729.363   66.471
70.01 - 80.00                            2,059     793,067,175.02     45.93        4.61   732.193   78.211
80.01 - 85.00                               15       6,034,046.89      0.35       4.617   706.183   83.737
85.01 - 90.00                               49      14,877,541.33      0.86       4.617   719.568   89.352
90.01 - 95.00                               41      10,671,820.84      0.62       4.621   713.152    94.52
95.01 - 100.00                               3         827,491.02      0.05       4.625   756.768      100
Total:                                   3,942   1,726,626,879.62       100       4.614   732.646    67.27


================================================================================


----------------------------------------------------------------------------------------------------------
                                                                              CURR RATE    FICO      OLTV
Property Type                              #         Curr UPB       % Total      WA         WA        WA
----------------------------------------------------------------------------------------------------------
SINGLE FAM DETACHED                      3,287   1,489,860,591.92     86.29       4.614   731.659   66.448
LOWRISE CONDO SF                           455     154,241,889.17      8.93       4.617    741.68   73.607
HIGHRISE CONDO SF                          110      44,554,798.21      2.58        4.63   735.538   72.236
PUD                                         47      16,382,616.33      0.95       4.626   734.791   74.483
TWO FAMILY                                  26      14,476,463.66      0.84       4.608    727.98   63.937
CO-OP                                       15       6,536,917.73      0.38       4.606    726.62   60.719
CONDO DESIGNATED                             1         375,603.63      0.02       4.625       757    77.96
THREE FAMILY                                 1         197,998.97      0.01       4.625       778    37.36
Total:                                   3,942   1,726,626,879.62       100       4.614   732.646    67.27


================================================================================


----------------------------------------------------------------------------------------------------------
                                                                              CURR RATE    FICO      OLTV
Occupancy Type                             #         Curr UPB       % Total      WA         WA        WA
----------------------------------------------------------------------------------------------------------
PRIMARY                                  3,751   1,648,690,384.25     95.49       4.614   732.301    67.34
SECOND HOME                                191      77,936,495.37      4.51        4.62   739.921   65.787
Total:                                   3,942   1,726,626,879.62       100       4.614   732.646    67.27


The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6325.

----------------------------------------------------------------------------------------------------------
                                                                              CURR RATE    FICO      OLTV
Lien Priority                              #         Curr UPB       % Total      WA         WA        WA
----------------------------------------------------------------------------------------------------------
1st Lien                                 3,942   1,726,626,879.62       100       4.614   732.646    67.27
Total:                                   3,942   1,726,626,879.62       100       4.614   732.646    67.27


================================================================================


----------------------------------------------------------------------------------------------------------
                                                                              CURR RATE    FICO      OLTV
Original Term                              #         Curr UPB       % Total      WA         WA        WA
----------------------------------------------------------------------------------------------------------
181 - 240                                    1         352,702.27      0.02       4.625       779    40.36
241 - 360                                3,941   1,726,274,177.35     99.98       4.614   732.637   67.275
Total:                                   3,942   1,726,626,879.62       100       4.614   732.646    67.27


================================================================================


----------------------------------------------------------------------------------------------------------
                                                                              CURR RATE    FICO      OLTV
Stated Remaining Term                      #         Curr UPB       % Total      WA         WA        WA
----------------------------------------------------------------------------------------------------------
226 - 230                                    1         352,702.27      0.02       4.625       779    40.36
286 - 290                                    1         272,570.39      0.02       4.625       727    78.87
321 - 325                                    1         349,490.01      0.02       4.625       764    78.72
326 - 330                                   17       6,360,572.53      0.37       4.625   736.218   68.732
331 - 335                                   58      25,456,037.35      1.47        4.62   726.276   71.661
336 - 340                                  847     392,647,063.35     22.74       4.622    731.27   64.354
341 - 345                                  706     334,165,939.71     19.35        4.62   733.426   66.347
346 - 350                                1,938     812,573,269.63     47.06        4.62   730.494   67.615
351 - 355                                  133      56,249,304.06      3.26        4.63   740.477   73.813
356 - 360                                  240      98,199,930.32      5.69       4.505   750.244   74.256
Total:                                   3,942   1,726,626,879.62       100       4.614   732.646    67.27


================================================================================


----------------------------------------------------------------------------------------------------------
                                                                              CURR RATE    FICO      OLTV
Purpose Type                               #         Curr UPB       % Total      WA         WA        WA
----------------------------------------------------------------------------------------------------------
REFI EQUITY TAKEOUT                        406     173,357,476.36     10.04       4.622   727.034   59.839
PURCHASE                                 1,773     705,198,502.30     40.84       4.606   737.319   75.126
REFINANCE                                1,763     848,070,900.96     49.12        4.62   729.941   62.256
Total:                                   3,942   1,726,626,879.62       100       4.614   732.646    67.27


The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6325.

----------------------------------------------------------------------------------------------------------
                                                                              CURR RATE    FICO      OLTV
Documentation code                         #         Curr UPB       % Total      WA         WA        WA
----------------------------------------------------------------------------------------------------------
Full Doc                                 2,380   1,063,897,267.62     61.62       4.618   726.263    68.41
Income Only                                183      87,494,573.38      5.07       4.616    730.19   63.065
Asset Only                               1,100     463,066,708.64     26.82       4.614   745.715   64.218
No Doc                                     279     112,168,329.98       6.5       4.584   740.717   72.337
Total:                                   3,942   1,726,626,879.62       100       4.614   732.646    67.27


================================================================================


----------------------------------------------------------------------------------------------------------
                                                                              CURR RATE    FICO      OLTV
IO Flag                                    #         Curr UPB       % Total      WA         WA        WA
----------------------------------------------------------------------------------------------------------
io                                       2,088     846,043,352.37        49        4.61   735.054   69.608
am                                       1,854     880,583,527.25        51       4.619   730.313   65.023
Total:                                   3,942   1,726,626,879.62       100       4.614   732.646    67.27


================================================================================


----------------------------------------------------------------------------------------------------------
                                                                              CURR RATE    FICO      OLTV
IO Term                                    #         Curr UPB       % Total      WA         WA        WA
----------------------------------------------------------------------------------------------------------
0                                        1,854     880,583,527.25        51       4.619   730.313   65.023
60                                       2,088     846,043,352.37        49        4.61   735.054   69.608
Total:                                   3,942   1,726,626,879.62       100       4.614   732.646    67.27


================================================================================


----------------------------------------------------------------------------------------------------------
                                                                              CURR RATE    FICO      OLTV
Seasoning                                  #         Curr UPB       % Total      WA         WA        WA
----------------------------------------------------------------------------------------------------------
000 - 006                                  243      99,268,630.32      5.75       4.505   750.219   74.318
007 - 012                                1,598     673,531,753.21     39.01       4.622   731.218   67.799
013 - 018                                  909     402,193,863.32     23.29       4.618   733.056   68.518
019 - 024                                1,116     519,466,532.88     30.09       4.622   731.122   64.029
025 - 030                                   67      28,786,191.42      1.67       4.621   729.227   72.177
031 - 036                                    8       3,030,418.46      0.18       4.625   719.457   60.611
037 - 042                                    1         349,490.01      0.02       4.625       764    78.72
Total:                                   3,942   1,726,626,879.62       100       4.614   732.646    67.27


The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6325.

----------------------------------------------------------------------------------------------------------
                                                                              CURR RATE    FICO      OLTV
Relo Flag                                  #         Curr UPB       % Total      WA         WA        WA
----------------------------------------------------------------------------------------------------------
Non-Relo                                 3,533   1,556,687,291.32     90.16       4.618   731.456   66.261
Relo                                       409     169,939,588.30      9.84       4.577   743.988   76.515
Total:                                   3,942   1,726,626,879.62       100       4.614   732.646    67.27


================================================================================


----------------------------------------------------------------------------------------------------------
                                                                              CURR RATE    FICO      OLTV
State                                      #         Curr UPB       % Total      WA         WA        WA
----------------------------------------------------------------------------------------------------------
California                               1,945     948,388,470.31     54.93       4.619   732.592    65.45
Other                                    1,997     778,238,409.31     45.07       4.609   732.712   69.488
Total:                                   3,942   1,726,626,879.62       100       4.614   732.646    67.27


================================================================================


----------------------------------------------------------------------------------------------------------
                                                                              CURR RATE    FICO      OLTV
Next Rate Change Dates (3 month range)     #         Curr UPB       % Total      WA         WA        WA
----------------------------------------------------------------------------------------------------------
JAN-2007-MAR-2007                            1         349,490.01      0.02       4.625       764    78.72
JUL-2007-SEP-2007                            8       3,030,418.46      0.18       4.625   719.457   60.611
OCT-2007-DEC-2007                           30      12,599,359.55      0.73       4.625   744.028   71.572
JAN-2008-MAR-2008                           37      16,186,831.87      0.94       4.618   717.292   72.648
APR-2008-JUN-2008                          224     102,575,084.43      5.94       4.622   732.826   63.771
JUL-2008-SEP-2008                          892     416,891,448.45     24.14       4.622   730.702   64.092
OCT-2008-DEC-2008                          318     152,717,855.64      8.84       4.617   733.531   67.096
JAN-2009-MAR-2009                          591     249,476,007.68     14.45       4.619   732.768   69.389
APR-2009-JUN-2009                        1,468     618,351,149.15     35.81       4.621   730.405   67.273
JUL-2009-SEP-2009                          130      55,180,604.06       3.2       4.632   740.331   73.694
OCT-2009-DEC-2009                            4       2,063,751.58      0.12       4.684   730.155   59.968
JAN-2010-MAR-2010                          211      84,531,150.74       4.9       4.498   749.969   74.567
APR-2010-JUN-2010                           28      12,673,728.00      0.73       4.522   755.106   74.992
Total:                                   3,942   1,726,626,879.62       100       4.614   732.646    67.27


================================================================================


----------------------------------------------------------------------------------------------------------
                                                                              CURR RATE    FICO      OLTV
Lifetime Cap Rates (%)                     #         Curr UPB       % Total      WA         WA        WA
----------------------------------------------------------------------------------------------------------
8.000 - 8.999                                4       1,009,055.99      0.06        3.81   732.075       80
9.000 - 9.999                            3,936   1,724,258,956.01     99.86       4.615   732.631   67.264
10.000 - 10.999                              2       1,358,867.62      0.08       4.901   751.528   65.788
Total:                                   3,942   1,726,626,879.62       100       4.614   732.646    67.27


The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6325.

----------------------------------------------------------------------------------------------------------
                                                                              CURR RATE    FICO      OLTV
Lifetime Floor Rates (%)                   #         Curr UPB       % Total      WA         WA        WA
----------------------------------------------------------------------------------------------------------
2.000 - 2.999                            3,941   1,725,996,051.49     99.96       4.614    732.67    67.27
5.000 - 5.999                                1         630,828.13      0.04       4.625       667    67.01
Total:                                   3,942   1,726,626,879.62       100       4.614   732.646    67.27


----------------------------------------------------------------------------------------------------------
                                                                              CURR RATE    FICO      OLTV
Initial Periodic Rate Caps                 #         Curr UPB       % Total      WA         WA        WA
----------------------------------------------------------------------------------------------------------
5                                        3,942   1,726,626,879.62       100       4.614   732.646    67.27
Total:                                   3,942   1,726,626,879.62       100       4.614   732.646    67.27


----------------------------------------------------------------------------------------------------------
                                                                              CURR RATE    FICO      OLTV
Subsequent Periodic Rate Caps              #         Curr UPB       % Total      WA         WA        WA
----------------------------------------------------------------------------------------------------------
2                                        3,942   1,726,626,879.62       100       4.614   732.646    67.27
Total:                                   3,942   1,726,626,879.62       100       4.614   732.646    67.27


----------------------------------------------------------------------------------------------------------
                                                                              CURR RATE    FICO      OLTV
Months To Next Rate Change Date            #         Curr UPB       % Total      WA         WA        WA
----------------------------------------------------------------------------------------------------------
21                                           1         349,490.01      0.02       4.625       764    78.72
28                                           1         380,908.15      0.02       4.625       711       80
29                                           7       2,649,510.31      0.15       4.625   720.835   57.823
30                                           9       3,330,154.07      0.19       4.625   749.904   76.122
31                                          20       8,884,398.30      0.51       4.625   742.391   70.657
32                                           1         384,807.18      0.02       4.625       728    53.33
33                                          13       5,763,300.88      0.33       4.613   706.991    75.51
34                                           8       3,198,916.36      0.19       4.625   709.437   75.907
35                                          16       7,224,614.63      0.42       4.618   726.952   68.922
36                                          28      12,219,562.84      0.71       4.623   724.084   65.325
37                                          65      29,783,240.52      1.72       4.621   740.684   62.339
38                                         131      60,572,281.07      3.51       4.622   730.726   64.163
39                                         326     148,684,854.16      8.61       4.622   732.461   65.743
40                                         297     141,387,124.76      8.19       4.622    728.89   63.315
41                                         269     126,819,469.53      7.34       4.622   730.664   63.025
42                                         135      71,117,333.58      4.12       4.615    737.08   64.027
43                                         114      52,514,311.25      3.04       4.619   732.115   68.935
44                                          69      29,086,210.81      1.68       4.619   727.389   71.282
45                                         119      54,628,614.54      3.16        4.62    739.55   71.966
46                                         156      64,461,813.06      3.73       4.617   735.697   69.222
47                                         316     130,385,580.08      7.55       4.619    728.49   68.392
48                                         686     288,915,742.82     16.73       4.622   729.688    66.92
49                                         642     274,454,813.37      15.9        4.62   730.976   67.117
50                                         140      54,980,592.96      3.18       4.619   731.318   69.912
51                                          43      16,339,457.76      0.95       4.624   742.985   73.294
52                                          52      23,058,579.29      1.34       4.641   740.627   73.202
53                                          35      15,782,567.01      0.91       4.628   737.152   74.825
54                                           2         693,600.00      0.04       4.713     744.2       80
55                                           1         375,100.00      0.02       4.125       755    79.98
56                                           1         995,051.58      0.06       4.875       711    38.46
57                                          33      13,618,628.39      0.79       4.596   750.486   71.957
58                                          64      25,130,829.04      1.46       4.501    751.04   76.762
59                                         114      45,781,693.31      2.65       4.468   749.204   74.139
60                                          28      12,673,728.00      0.73       4.522   755.106   74.992
Total:                                   3,942   1,726,626,879.62       100       4.614   732.646    67.27


The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6325.

----------------------------------------------------------------------
                                                          % of Balance
Number of Loans   Dollars Outstanding   Original Amount   over 80 OLTV
----------------------------------------------------------------------
1,275                312,802,222.38      316,241,022.00       4.6


================================================================================


------------------------------------------------------------------------
Summary                         Wgt Avg           Max        NonZero Min
------------------------------------------------------------------------
Average UPB                    245,335.08      497,057.60     53,600.00
Average OPB                    248,032.17      500,000.00     53,600.00
Gross Coupon                        4.614            4.75         3.625
Original Term                     359.948             360           300
Stated Remaining Term             346.468             360           286
Original LTV                       72.036             100         10.75
FICO                               737.79             838           581
Seasoning                           13.48              31             0
Margin                              2.698            2.75          2.25
Minimum Rate                        2.698            2.75          2.25
Maximum Rate                        9.614            9.75         8.625
Initial Cap                             5               5             5
Months to Next Rate Change          46.52              60            29
Periodic Cap                            2               2             2
Origination YR                       2004            2005          2002
First Payment Date              3/17/2004        5/1/2005     10/1/2002
First Rate Change Date          2/15/2009        4/1/2010      9/1/2007
Next Rate Change Date           2/15/2009        4/1/2010      9/1/2007


================================================================================


-------------------------------------------------------------------------------------------------------------
                                                                                 CURR RATE    FICO      OLTV
Coupon Distribution                      # Of Loans      Curr UPB      % Total      WA         WA        WA
-------------------------------------------------------------------------------------------------------------
3.50000-3.74999                                   1       260,720.00      0.08       3.625       807       80
3.75000-3.99999                                   3       748,335.99      0.24       3.875   705.971       80
4.00000-4.24999                                   5     1,171,832.00      0.37       4.057    715.32   80.757
4.25000-4.49999                                  17     3,954,197.08      1.26       4.326   735.574   78.424
4.50000-4.74999                               1,248   306,308,762.31     97.92       4.622   737.853   71.887
4.75000-4.99999                                   1       358,375.00      0.11        4.75       798    78.25
Total:                                        1,275   312,802,222.38       100       4.614    737.79   72.036


The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6325.

-------------------------------------------------------------------------------------------------------------
                                                                                 CURR RATE    FICO      OLTV
Loan Amt Distribution                    # Of Loans      Curr UPB      % Total      WA         WA        WA
-------------------------------------------------------------------------------------------------------------
50,000.01 - 60,000.00                             1        53,600.00      0.02       4.625       731       80
60,000.01 - 70,000.00                             1        66,800.00      0.02       4.625       781       75
70,000.01 - 80,000.00                             4       297,495.97       0.1       4.465   753.737   79.319
80,000.01 - 90,000.00                             9       782,242.22      0.25       4.625   743.935   60.551
90,000.01 - 100,000.00                           14     1,339,815.73      0.43       4.616   726.057   77.708
100,000.01 - 125,000.00                          60     6,889,325.36       2.2       4.618   737.181   69.381
125,000.01 - 150,000.00                         110    15,147,743.73      4.84       4.615    735.93   76.388
150,000.01 - 175,000.00                          97    15,819,611.99      5.06       4.608   735.599   74.918
175,000.01 - 200,000.00                         123    23,117,439.07      7.39       4.615   741.662   71.432
200,000.01 - 225,000.00                         115    24,656,101.35      7.88       4.614   742.413   74.149
225,000.01 - 250,000.00                         115    27,358,515.00      8.75       4.614    741.84   70.936
250,000.01 - 275,000.00                          91    23,801,417.83      7.61       4.613   737.688   75.204
275,000.01 - 300,000.00                         102    29,515,616.26      9.44       4.602   739.844   72.255
300,000.01 - 333,700.00                         224    71,482,493.03     22.85       4.613   733.803    72.36
333,700.01 - 350,000.00                         164    56,047,590.02     17.92       4.623   738.079   67.977
350,000.01 - 500,000.00                          45    16,426,414.82      5.25       4.618   735.585   73.247
Total:                                        1,275   312,802,222.38       100       4.614    737.79   72.036


================================================================================


-------------------------------------------------------------------------------------------------------------
                                                                                 CURR RATE    FICO      OLTV
Product Type                             # Of Loans      Curr UPB      % Total      WA         WA        WA
-------------------------------------------------------------------------------------------------------------
5-1 CMT Arm (IO)                              1,002   232,701,255.58     74.39       4.611   739.451   74.511
5-1 CMT Arm                                     172    48,117,365.84     15.38       4.622   730.746   64.065
5-1 Libor Arm                                   101    31,983,600.96     10.22       4.625   736.225   66.025
Total:                                        1,275   312,802,222.38       100       4.614    737.79   72.036


================================================================================


-------------------------------------------------------------------------------------------------------------
                                                                                 CURR RATE    FICO      OLTV
FICO distribution                        # Of Loans      Curr UPB      % Total      WA         WA        WA
-------------------------------------------------------------------------------------------------------------
Not Available                                     5     1,593,766.38      0.51       4.625   NO DATA   81.433
575 - 599.99                                      1       124,640.00      0.04       4.625       581       80
600 - 619.99                                      1       218,723.83      0.07       4.375       619    78.95
620 - 649.99                                     14     3,997,606.21      1.28       4.625   635.683   75.266
650 - 679.99                                     52    14,176,307.43      4.53       4.603   668.202   71.153
680 - 699.99                                    156    38,066,543.79     12.17       4.604   689.321   74.561
700 - 749.99                                    504   120,851,433.38     38.64       4.619   724.492   73.427
750 - 799.99                                    499   123,615,604.15     39.52       4.616   771.729   70.261
                                   800+          43    10,157,597.21      3.25       4.599   806.406   65.873
Total:                                        1,275   312,802,222.38       100       4.614    737.79   72.036


The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6325.

-------------------------------------------------------------------------------------------------------------
                                                                                 CURR RATE    FICO      OLTV
Original LTV                             # Of Loans      Curr UPB      % Total      WA         WA        WA
-------------------------------------------------------------------------------------------------------------
0 - 60.00                                       214    53,890,912.96     17.23       4.621   747.861    46.68
60.01 - 70.00                                   161    44,940,805.05     14.37       4.625   737.668   66.185
70.01 - 80.00                                   835   199,578,372.57      63.8       4.609   736.183    78.78
80.01 - 85.00                                     4       991,959.84      0.32       4.625   744.557   83.874
85.01 - 90.00                                    28     6,363,649.17      2.03       4.625   714.517   89.115
90.01 - 95.00                                    30     6,209,031.77      1.98       4.617   721.989   94.586
95.01 - 100.00                                    3       827,491.02      0.26       4.625   756.768      100
Total:                                        1,275   312,802,222.38       100       4.614    737.79   72.036


================================================================================


-------------------------------------------------------------------------------------------------------------
                                                                                 CURR RATE    FICO      OLTV
Property Type                            # Of Loans      Curr UPB      % Total      WA         WA        WA
-------------------------------------------------------------------------------------------------------------
SINGLE FAM DETACHED                             938   234,322,359.52     74.91       4.613   736.356   70.994
LOWRISE CONDO SF                                254    58,550,894.33     18.72       4.617   742.586   75.331
HIGHRISE CONDO SF                                46    11,102,777.88      3.55       4.618   741.521   75.283
PUD                                              24     5,125,648.05      1.64       4.627   738.545   76.957
CO-OP                                             6     1,326,396.18      0.42       4.625   740.885   77.861
TWO FAMILY                                        6     2,176,147.45       0.7       4.625    737.46   67.115
THREE FAMILY                                      1       197,998.97      0.06       4.625       778    37.36
Total:                                        1,275   312,802,222.38       100       4.614    737.79   72.036


-------------------------------------------------------------------------------------------------------------
                                                                                 CURR RATE    FICO      OLTV
Occupancy Type                           # Of Loans      Curr UPB      % Total      WA         WA        WA
-------------------------------------------------------------------------------------------------------------
PRIMARY                                       1,187   292,473,260.02      93.5       4.614   737.063   72.141
SECOND HOME                                      88    20,328,962.36       6.5       4.615   748.194    70.53
Total:                                        1,275   312,802,222.38       100       4.614    737.79   72.036


================================================================================


-------------------------------------------------------------------------------------------------------------
                                                                                 CURR RATE    FICO      OLTV
Lien Priority                            # Of Loans      Curr UPB      % Total      WA         WA        WA
-------------------------------------------------------------------------------------------------------------
1st Lien                                      1,275   312,802,222.38       100       4.614    737.79   72.036
Total:                                        1,275   312,802,222.38       100       4.614    737.79   72.036


The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6325.

-------------------------------------------------------------------------------------------------------------
                                                                                 CURR RATE    FICO      OLTV
Original Term                            # Of Loans      Curr UPB      % Total      WA         WA        WA
-------------------------------------------------------------------------------------------------------------
241 - 360                                     1,275   312,802,222.38       100       4.614    737.79   72.036
Total:                                        1,275   312,802,222.38       100       4.614    737.79   72.036




-------------------------------------------------------------------------------------------------------------
                                                                                 CURR RATE    FICO      OLTV
Stated Remaining Term                    # Of Loans      Curr UPB      % Total      WA         WA        WA
-------------------------------------------------------------------------------------------------------------
286 - 290                                         1       272,570.39      0.09       4.625       727    78.87
326 - 330                                         9     2,609,105.41      0.83       4.625   752.675   69.092
331 - 335                                        16     4,763,558.52      1.52       4.625   732.573   72.595
336 - 340                                       168    46,826,820.07     14.97       4.623   739.088   67.123
341 - 345                                       205    51,841,323.42     16.57       4.624   739.651    70.68
346 - 350                                       715   166,857,059.77     53.34       4.624   735.043   72.643
351 - 355                                        47    11,581,750.23       3.7       4.624   733.346   76.692
356 - 360                                       114    28,050,034.57      8.97       4.517    750.06   77.325
Total:                                        1,275   312,802,222.38       100       4.614    737.79   72.036


================================================================================


-------------------------------------------------------------------------------------------------------------
                                                                                 CURR RATE    FICO      OLTV
Purpose Type                             # Of Loans      Curr UPB      % Total      WA         WA        WA
-------------------------------------------------------------------------------------------------------------
REFI EQUITY TAKEOUT                             146    36,455,587.42     11.65       4.624   739.062   62.209
PURCHASE                                        763   179,935,842.20     57.52       4.608   740.001   78.077
REFINANCE                                       366    96,410,792.76     30.82       4.622   733.197   64.478
Total:                                        1,275   312,802,222.38       100       4.614    737.79   72.036


================================================================================


-------------------------------------------------------------------------------------------------------------
                                                                                 CURR RATE    FICO      OLTV
Documentation code                       # Of Loans      Curr UPB      % Total      WA         WA        WA
-------------------------------------------------------------------------------------------------------------
Full Doc                                        697   169,346,718.74     54.14       4.616    727.15   74.057
Income Only                                      25     6,999,815.51      2.24       4.598   733.129   67.121
Asset Only                                      444   108,113,828.00     34.56       4.618   750.471    68.53
No Doc                                          109    28,341,860.13      9.06       4.594   753.544    74.55
Total:                                        1,275   312,802,222.38       100       4.614    737.79   72.036


The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6325.

-------------------------------------------------------------------------------------------------------------
                                                                                 CURR RATE    FICO      OLTV
IO Flag                                  # Of Loans      Curr UPB      % Total      WA         WA        WA
-------------------------------------------------------------------------------------------------------------
io                                            1,002   232,701,255.58     74.39       4.611   739.451   74.511
am                                              273    80,100,966.80     25.61       4.623   732.867   64.847
Total:                                        1,275   312,802,222.38       100       4.614    737.79   72.036


================================================================================


-------------------------------------------------------------------------------------------------------------
                                                                                 CURR RATE    FICO      OLTV
IO Term                                  # Of Loans      Curr UPB      % Total      WA         WA        WA
-------------------------------------------------------------------------------------------------------------
 0                                              273    80,100,966.80     25.61       4.623   732.867   64.847
60                                            1,002   232,701,255.58     74.39       4.611   739.451   74.511
Total:                                        1,275   312,802,222.38       100       4.614    737.79   72.036


================================================================================


-------------------------------------------------------------------------------------------------------------
                                                                                 CURR RATE    FICO      OLTV
Seasoning                                # Of Loans      Curr UPB      % Total      WA         WA        WA
-------------------------------------------------------------------------------------------------------------
000 - 006                                       115    28,258,034.57      9.03       4.518   750.038   77.345
007 - 012                                       587   137,436,570.69     43.94       4.624   734.522   72.269
013 - 018                                       308    73,784,478.02     23.59       4.623   738.588   73.897
019 - 024                                       240    65,950,475.17     21.08       4.623   738.276   67.271
025 - 030                                        20     5,890,697.20      1.88       4.625   739.471   72.628
031 - 036                                         5     1,481,966.73      0.47       4.625   740.944   66.294
Total:                                        1,275   312,802,222.38       100       4.614    737.79   72.036


================================================================================


-------------------------------------------------------------------------------------------------------------
                                                                                 CURR RATE    FICO      OLTV
Relo Flag                                # Of Loans      Curr UPB      % Total      WA         WA        WA
-------------------------------------------------------------------------------------------------------------
Non-Relo                                      1,117   272,371,708.02     87.07       4.618   737.362   71.062
Relo                                            158    40,430,514.36     12.93       4.587   740.762   78.601
Total:                                        1,275   312,802,222.38       100       4.614    737.79   72.036


The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6325.

-------------------------------------------------------------------------------------------------------------
                                                                                 CURR RATE    FICO      OLTV
State                                    # Of Loans      Curr UPB      % Total      WA         WA        WA
-------------------------------------------------------------------------------------------------------------
California                                      356   102,605,145.31      32.8       4.623   736.737   66.309
Florida                                         107    22,838,547.11       7.3       4.622   738.849   74.744
Virginia                                         84    20,475,519.63      6.55       4.614    741.65   77.221
Colorado                                         85    18,154,925.07       5.8       4.616   738.402   73.853
Georgia                                          84    16,549,408.09      5.29       4.611   734.396   75.707
Other                                           559   132,178,677.17     42.26       4.606    738.16   74.502
Total:                                        1,275   312,802,222.38       100       4.614    737.79   72.036


================================================================================


-------------------------------------------------------------------------------------------------------------
                                                                                 CURR RATE    FICO      OLTV
Next Rate Change Dates (3 month range)   # Of Loans      Curr UPB      % Total      WA         WA        WA
-------------------------------------------------------------------------------------------------------------
SEP-2007-NOV-2007                                16     4,892,492.58      1.56       4.625   735.547   72.255
DEC-2007-FEB-2008                                 6     1,725,818.89      0.55       4.625   738.686   75.741
MAR-2008-MAY-2008                                22     6,199,020.36      1.98       4.622   755.047   64.033
JUN-2008-AUG-2008                               149    41,382,152.17     13.23       4.623   737.177   67.373
SEP-2008-NOV-2008                               138    36,066,436.46     11.53       4.624   740.074   67.814
DEC-2008-FEB-2009                               131    31,144,957.97      9.96       4.624     739.5   75.429
MAR-2009-MAY-2009                               595   139,349,666.06     44.55       4.624   734.171   72.171
JUN-2009-AUG-2009                                94    21,306,742.91      6.81       4.621   733.939   77.612
SEP-2009-NOV-2009                                10     2,684,900.41      0.86       4.625   750.735   70.458
DEC-2009-FEB-2010                                46    11,250,686.15       3.6        4.56   757.366   77.462
MAR-2010-MAY-2010                                68    16,799,348.42      5.37       4.489   745.168   77.233
Total:                                        1,275   312,802,222.38       100       4.614    737.79   72.036


================================================================================


-------------------------------------------------------------------------------------------------------------
                                                                                 CURR RATE    FICO      OLTV
Lifetime Cap Rates (%)                   # Of Loans      Curr UPB      % Total      WA         WA        WA
-------------------------------------------------------------------------------------------------------------
8.000 - 8.999                                     4     1,009,055.99      0.32        3.81   732.075       80
9.000 - 9.999                                 1,271   311,793,166.39     99.68       4.617   737.809   72.011
Total:                                        1,275   312,802,222.38       100       4.614    737.79   72.036


================================================================================


-------------------------------------------------------------------------------------------------------------
                                                                                 CURR RATE    FICO      OLTV
Lifetime Floor Rates (%)                 # Of Loans      Curr UPB      % Total      WA         WA        WA
-------------------------------------------------------------------------------------------------------------
2.000 - 2.999                                 1,275   312,802,222.38       100       4.614    737.79   72.036
Total:                                        1,275   312,802,222.38       100       4.614    737.79   72.036


The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6325.

-------------------------------------------------------------------------------------------------------------
                                                                                 CURR RATE    FICO      OLTV
Initial Periodic Rate Caps               # Of Loans      Curr UPB      % Total      WA         WA        WA
-------------------------------------------------------------------------------------------------------------
5                                             1,275   312,802,222.38       100       4.614    737.79   72.036
Total:                                        1,275   312,802,222.38       100       4.614    737.79   72.036


================================================================================


-------------------------------------------------------------------------------------------------------------
                                                                                 CURR RATE    FICO      OLTV
Subsequent Periodic Rate Caps            # Of Loans      Curr UPB      % Total      WA         WA        WA
-------------------------------------------------------------------------------------------------------------
                                     2        1,275   312,802,222.38       100       4.614    737.79   72.036
Total:                                        1,275   312,802,222.38       100       4.614    737.79   72.036


================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                 CURR RATE    FICO      OLTV
Months To Next Rate Change Date          # Of Loans      Curr UPB      % Total      WA         WA        WA
-------------------------------------------------------------------------------------------------------------
29                                                5     1,481,966.73      0.47       4.625   740.944   66.294
30                                                4     1,127,138.68      0.36       4.625    764.86   72.771
31                                                7     2,283,387.17      0.73       4.625   715.368   75.869
33                                                2       585,445.54      0.19       4.625       775   89.811
34                                                4     1,140,373.35      0.36       4.625   729.041   68.518
35                                                3       754,352.46      0.24       4.625   765.361   55.487
36                                                7     1,899,270.78      0.61       4.614   747.424   71.666
37                                               12     3,545,397.12      1.13       4.625   756.937   61.762
38                                               27     7,655,582.79      2.45       4.625    739.11   68.435
39                                               63    17,490,993.04      5.59       4.624   737.701   70.159
40                                               59    16,235,576.34      5.19       4.622     735.7   63.872
41                                               72    19,123,655.10      6.11       4.623   736.287   67.633
42                                               31     7,925,308.49      2.53       4.624   751.175   63.544
43                                               35     9,017,472.87      2.88       4.625   738.688   71.952
44                                               25     5,988,735.28      1.91       4.625   738.696   75.543
45                                               42     9,786,151.68      3.13       4.625   738.703   78.266
46                                               64    15,370,071.01      4.91       4.623   740.321   73.577
47                                              111    25,696,738.69      8.22       4.622   733.725   75.916
48                                              248    58,201,768.23     18.61       4.625   737.031   71.154
49                                              236    55,451,159.14     17.73       4.625   731.375   71.504
50                                               57    12,409,893.09      3.97        4.62   738.126   76.923
51                                               18     4,202,647.07      1.34       4.621   730.499   79.889
52                                               19     4,694,202.75       1.5       4.625   725.949   77.394
53                                                9     2,476,900.41      0.79       4.625   751.049   69.657
54                                                1       208,000.00      0.07       4.625       747       80
57                                               16     4,002,097.87      1.28       4.625   742.692   77.306
58                                               30     7,248,588.28      2.32       4.524   765.467   77.548
59                                               59    14,495,970.42      4.63       4.474    746.78   77.494
60                                                9     2,303,378.00      0.74       4.582   735.023   75.594
Total:                                        1,275   312,802,222.38       100       4.614    737.79   72.036


The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6325.

----------------------------------------------------------------------
                                                          % of Balance
Number of Loans   Dollars Outstanding   Original Amount   over 80 OLTV
----------------------------------------------------------------------
927                  478,309,493.67      493,970,748.00       1.15


================================================================================


-------------------------------------------------------------------------
Summary                          Wgt Avg          Max         NonZero Min
-------------------------------------------------------------------------
Average UPB                    515,975.72     1,495,000.00     149,306.74
Average OPB                    532,870.28     1,500,000.00     360,000.00
Gross Coupon                        4.622            4.625          4.375
Original Term                         360              360            360
Stated Remaining Term             339.083              341            321
Original LTV                       63.949               95          10.92
FICO                              729.866              823            545
Seasoning                          20.917               39             19
Margin                              2.588                5           2.25
Minimum Rate                        2.588                5           2.25
Maximum Rate                        9.623           10.625          9.375
Initial Cap                             5                5              5
Months to Next Rate Change         39.083               41             21
Periodic Cap                            2                2              2
Origination YR                       2003             2003           2001
First Payment Date               8/3/2003        10/1/2003       2/1/2002
First Rate Change Date           7/3/2008         9/1/2008       1/1/2007
Next Rate Change Date            7/3/2008         9/1/2008       1/1/2007


================================================================================


-----------------------------------------------------------------------------------------------
                                                                   CURR RATE    FICO      OLTV
Coupon Distribution                #       Curr UPB      % Total      WA         WA        WA
-----------------------------------------------------------------------------------------------
4.375                               3     1,553,049.83      0.32       4.375   615.932   43.217
4.5                                14     8,622,234.58       1.8         4.5   705.372   67.238
4.625                             910   468,134,209.26     97.87       4.625   730.699   63.957
Total:                            927   478,309,493.67       100       4.622   729.866   63.949


================================================================================


The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6325.

-----------------------------------------------------------------------------------------------
                                                                   CURR RATE    FICO      OLTV
Loan Amt Distribution              #       Curr UPB      % Total      WA         WA        WA
-----------------------------------------------------------------------------------------------
125,000.01 - 150,000.00             1       149,306.74      0.03       4.625       767       90
200,000.01 - 225,000.00             1       213,197.36      0.04       4.625       782       70
225,000.01 - 250,000.00             1       245,588.59      0.05       4.625       804    62.22
250,000.01 - 275,000.00             1       250,038.24      0.05       4.625       810    69.96
300,000.01 - 333,700.00             7     2,218,521.00      0.46       4.625   752.125   52.208
333,700.01 - 350,000.00             9     3,122,896.78      0.65       4.625   763.852   66.427
350,000.01 - 500,000.00           538   226,077,083.57     47.27       4.623   732.766   66.827
500,000.01 -1,000,000.00          361   235,561,850.65     49.25       4.621   726.523   61.675
1,000,000.01 -1,500,000.00          8    10,471,010.74      2.19       4.608   722.453   54.101
Total:                            927   478,309,493.67       100       4.622   729.866   63.949


================================================================================


-----------------------------------------------------------------------------------------------
                                                                   CURR RATE    FICO      OLTV
Product Type                       #       Curr UPB      % Total      WA         WA        WA
-----------------------------------------------------------------------------------------------
5-1 CMT Arm                       378   191,095,838.98     39.95       4.621   726.253    64.08
5-1 CMT Arm (IO)                  232   129,663,130.31     27.11        4.62   733.464    64.24
5-1 Libor Arm                     315   156,857,873.24     32.79       4.625   731.182   63.532
5-1 Libor Arm (IO)                  2       692,651.14      0.14       4.625   758.773   67.403
Total:                            927   478,309,493.67       100       4.622   729.866   63.949


================================================================================


-----------------------------------------------------------------------------------------------
                                                                   CURR RATE    FICO      OLTV
FICO distribution                  #       Curr UPB      % Total      WA         WA        WA
-----------------------------------------------------------------------------------------------
Not Available                       4     1,876,881.36      0.39       4.625   NO DATA   81.771
500 - 549.99                        1       438,688.97      0.09         4.5       545    71.59
550 - 574.99                        2     1,407,840.09      0.29       4.547   567.687   54.099
575 - 599.99                        4     2,143,707.33      0.45       4.594    583.81   79.141
600 - 619.99                        3     1,669,575.91      0.35       4.522   607.052   51.211
620 - 649.99                       37    18,129,066.82      3.79       4.619   635.834   69.006
650 - 679.99                       82    44,348,139.17      9.27       4.617   667.123   67.013
680 - 699.99                      112    59,007,191.33     12.34       4.624   690.142   62.654
700 - 749.99                      297   156,419,831.16      32.7       4.625   725.509   65.678
750 - 799.99                      362   182,314,639.96     38.12       4.622   771.142   61.668
800+                               23    10,553,931.57      2.21       4.625   807.104   60.158
Total:                            927   478,309,493.67       100       4.622   729.866   63.949


The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6325.

-----------------------------------------------------------------------------------------------
                                                                   CURR RATE    FICO      OLTV
Original LTV                       #       Curr UPB      % Total      WA         WA        WA
-----------------------------------------------------------------------------------------------
0 - 60.00                         290   162,560,144.70     33.99       4.621   735.844   46.377
60.01 - 70.00                     257   135,714,573.56     28.37       4.622   728.874   66.198
70.01 - 80.00                     367   174,557,935.04     36.49       4.624   725.491   77.803
80.01 - 85.00                       4     1,956,034.89      0.41         4.6   684.689   84.538
85.01 - 90.00                       8     3,129,635.12      0.65       4.605   724.488    89.66
90.01 - 95.00                       1       391,170.36      0.08       4.625       714       95
Total:                            927   478,309,493.67       100       4.622   729.866   63.949


================================================================================


-----------------------------------------------------------------------------------------------
                                                                   CURR RATE    FICO      OLTV
Property Type                      #       Curr UPB      % Total      WA         WA        WA
-----------------------------------------------------------------------------------------------
SINGLE FAM DETACHED               835   431,792,099.54     90.27       4.622   729.497   63.578
LOWRISE CONDO SF                   55    27,038,612.22      5.65       4.625   743.987   70.175
HIGHRISE CONDO SF                  29    14,445,277.73      3.02       4.625   726.942   67.013
TWO FAMILY                          5     3,146,879.39      0.66       4.571   682.288   60.317
CO-OP                               3     1,886,624.79      0.39       4.625   713.355   42.206
Total:                            927   478,309,493.67       100       4.622   729.866   63.949


================================================================================


-----------------------------------------------------------------------------------------------
                                                                   CURR RATE    FICO      OLTV
Occupancy Type                     #       Curr UPB      % Total      WA         WA        WA
-----------------------------------------------------------------------------------------------
PRIMARY                           877   450,774,742.26     94.24       4.622   729.317   64.125
SECOND HOME                        50    27,534,751.41      5.76       4.622   738.823   61.056
Total:                            927   478,309,493.67       100       4.622   729.866   63.949


================================================================================


-----------------------------------------------------------------------------------------------
                                                                   CURR RATE    FICO      OLTV
Lien Priority                      #       Curr UPB      % Total      WA         WA        WA
-----------------------------------------------------------------------------------------------
1st Lien                          927   478,309,493.67       100       4.622   729.866   63.949
Total:                            927   478,309,493.67       100       4.622   729.866   63.949


The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6325.

-----------------------------------------------------------------------------------------------
                                                                   CURR RATE    FICO      OLTV
Original Term                      #       Curr UPB      % Total      WA         WA        WA
-----------------------------------------------------------------------------------------------
241 - 360                         927   478,309,493.67       100       4.622   729.866   63.949
Total:                            927   478,309,493.67       100       4.622   729.866   63.949


================================================================================


-----------------------------------------------------------------------------------------------
                                                                   CURR RATE    FICO      OLTV
Stated Remaining Term              #       Curr UPB      % Total      WA         WA        WA
-----------------------------------------------------------------------------------------------
321 - 325                           1       349,490.01      0.07       4.625       764    78.72
326 - 330                           8     3,751,467.12      0.78       4.625   726.138   68.482
331 - 335                          42    20,692,478.83      4.33       4.619   724.915   71.446
336 - 340                         679   345,820,243.28      72.3       4.622    730.21   63.979
341 - 345                         197   107,695,814.43     22.52       4.622   729.665   62.207
Total:                            927   478,309,493.67       100       4.622   729.866   63.949


================================================================================


-----------------------------------------------------------------------------------------------
                                                                   CURR RATE    FICO      OLTV
Purpose Type                       #       Curr UPB      % Total      WA         WA        WA
-----------------------------------------------------------------------------------------------
REFI EQUITY TAKEOUT                98    50,342,606.47     10.53       4.622   725.931   57.532
PURCHASE                          263   130,320,246.83     27.25        4.62   730.402   74.171
REFINANCE                         566   297,646,640.37     62.23       4.623     730.3   60.558
Total:                            927   478,309,493.67       100       4.622   729.866   63.949


================================================================================


-----------------------------------------------------------------------------------------------
                                                                   CURR RATE    FICO      OLTV
Documentation code                 #       Curr UPB      % Total      WA         WA        WA
-----------------------------------------------------------------------------------------------
Full Doc                          654   333,951,468.11     69.82       4.622   726.124   64.852
Income Only                        30    14,878,003.97      3.11       4.625   716.985   61.707
Asset Only                        183    98,508,069.08      20.6       4.624    749.44   59.907
No Doc                             60    30,971,952.51      6.48        4.61   713.922   68.143
Total:                            927   478,309,493.67       100       4.622   729.866   63.949


The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6325.

-----------------------------------------------------------------------------------------------
                                                                   CURR RATE    FICO      OLTV
IO Flag                            #       Curr UPB      % Total      WA         WA        WA
-----------------------------------------------------------------------------------------------
io                                234   130,355,781.45     27.25        4.62   733.598   64.257
am                                693   347,953,712.22     72.75       4.623    728.46   63.833
Total:                            927   478,309,493.67       100       4.622   729.866   63.949


================================================================================


-----------------------------------------------------------------------------------------------
                                                                   CURR RATE    FICO      OLTV
IO Term                            #       Curr UPB      % Total      WA         WA        WA
-----------------------------------------------------------------------------------------------
0                                 693   347,953,712.22     72.75       4.623    728.46   63.833
60                                234   130,355,781.45     27.25        4.62   733.598   64.257
Total:                            927   478,309,493.67       100       4.622   729.866   63.949


================================================================================


-----------------------------------------------------------------------------------------------
                                                                   CURR RATE    FICO      OLTV
Seasoning                          #       Curr UPB      % Total      WA         WA        WA
-----------------------------------------------------------------------------------------------
019 - 024                         876   453,516,057.71     94.82       4.622    730.08   63.558
025 - 030                          47    22,895,494.22      4.79        4.62     726.7   72.061
031 - 036                           3     1,548,451.73      0.32       4.625   703.212   55.171
037 - 042                           1       349,490.01      0.07       4.625       764    78.72
Total:                            927   478,309,493.67       100       4.622   729.866   63.949


================================================================================


-----------------------------------------------------------------------------------------------
                                                                   CURR RATE    FICO      OLTV
Relo Flag                          #       Curr UPB      % Total      WA         WA        WA
-----------------------------------------------------------------------------------------------
Non-Relo                          872   450,897,309.10     94.27       4.622   729.706   63.161
Relo                               55    27,412,184.57      5.73       4.621   732.695   76.912
Total:                            927   478,309,493.67       100       4.622   729.866   63.949


The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6325.

-----------------------------------------------------------------------------------------------
                                                                   CURR RATE    FICO      OLTV
State                              #       Curr UPB      % Total      WA         WA        WA
-----------------------------------------------------------------------------------------------
California                        497   257,242,450.57     53.78       4.623   732.444   63.238
Other                             430   221,067,043.10     46.22       4.621   726.849   64.776
Total:                            927   478,309,493.67       100       4.622   729.866   63.949


================================================================================


-----------------------------------------------------------------------------------------------
Next Rate Change Dates                                             CURR RATE    FICO      OLTV
(3 month range)                    #       Curr UPB      % Total      WA         WA        WA
-----------------------------------------------------------------------------------------------
JAN-2007-MAR-2007                   1       349,490.01      0.07       4.625       764    78.72
JUL-2007-SEP-2007                   3     1,548,451.73      0.32       4.625   703.212   55.171
OCT-2007-DEC-2007                  19     9,188,833.70      1.92       4.625   747.701   70.357
JAN-2008-MAR-2008                  28    13,706,660.52      2.87       4.617   711.947   73.203
APR-2008-JUN-2008                 178    89,474,833.74     18.71       4.622   731.023   63.284
JUL-2008-SEP-2008                 698   364,041,223.97     76.11       4.622   729.848   63.625
Total:                            927   478,309,493.67       100       4.622   729.866   63.949


================================================================================


-----------------------------------------------------------------------------------------------
                                                                   CURR RATE    FICO      OLTV
Lifetime Cap Rates (%)             #       Curr UPB      % Total      WA         WA        WA
-----------------------------------------------------------------------------------------------
9.000 - 9.999                     926   477,950,626.05     99.92       4.622   729.849   63.954
10.000 - 10.999                     1       358,867.62      0.08       4.625       753    56.92
Total:                            927   478,309,493.67       100       4.622   729.866   63.949


================================================================================


-----------------------------------------------------------------------------------------------
                                                                   CURR RATE    FICO      OLTV
Lifetime Floor Rates (%)           #       Curr UPB      % Total      WA         WA        WA
-----------------------------------------------------------------------------------------------
2.000 - 2.999                     926   477,678,665.54     99.87       4.622   729.949   63.945
5.000 - 5.999                       1       630,828.13      0.13       4.625       667    67.01
Total:                            927   478,309,493.67       100       4.622   729.866   63.949


The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6325.

-----------------------------------------------------------------------------------------------
                                                                   CURR RATE    FICO      OLTV
Initial Periodic Rate Caps         #       Curr UPB      % Total      WA         WA        WA
-----------------------------------------------------------------------------------------------
5                                 927   478,309,493.67       100       4.622   729.866   63.949
Total:                            927   478,309,493.67       100       4.622   729.866   63.949


================================================================================


-----------------------------------------------------------------------------------------------
                                                                   CURR RATE    FICO      OLTV
Subsequent Periodic Rate Caps      #       Curr UPB      % Total      WA         WA        WA
-----------------------------------------------------------------------------------------------
2                                 927   478,309,493.67       100       4.622   729.866   63.949
Total:                            927   478,309,493.67       100       4.622   729.866   63.949


================================================================================


-----------------------------------------------------------------------------------------------
                                                                   CURR RATE    FICO      OLTV
Months To Next Rate Change Date    #       Curr UPB      % Total      WA         WA        WA
-----------------------------------------------------------------------------------------------
21                                  1       349,490.01      0.07       4.625       764    78.72
28                                  1       380,908.15      0.08       4.625       711       80
29                                  2     1,167,543.58      0.24       4.625   700.671   47.071
30                                  5     2,203,015.39      0.46       4.625   742.252   77.837
31                                 13     6,601,011.13      1.38       4.625   750.842   68.854
32                                  1       384,807.18      0.08       4.625       728    53.33
33                                 11     5,177,855.34      1.08       4.612   701.882   73.893
34                                  4     2,058,543.01      0.43       4.625   698.577       80
35                                 13     6,470,262.17      1.35       4.617   722.474   70.488
36                                 21    10,320,292.06      2.16       4.625   719.789   64.158
37                                 53    26,237,843.40      5.49       4.621   738.488   62.417
38                                104    52,916,698.28     11.06       4.622   729.513   63.544
39                                263   131,193,861.12     27.43       4.622   731.761   65.154
40                                238   125,151,548.42     26.17       4.622   728.007   63.243
41                                197   107,695,814.43     22.52       4.622   729.665   62.207
Total:                            927   478,309,493.67       100       4.622   729.866   63.949


The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6325.

----------------------------------------------------------------------
                                                          % of Balance
Number of Loans   Dollars Outstanding   Original Amount   over 80 OLTV
----------------------------------------------------------------------
1,445                778,127,014.12      789,831,109.00       1.61


================================================================================


----------------------------------------------------------------------
Summary                         Wgt Avg         Max        NonZero Min
----------------------------------------------------------------------
Average UPB                   538,496.20    3,000,000.00    185,308.34
Average OPB                   546,595.92    3,000,000.00    359,841.00
Gross Coupon                       4.619           4.625         4.375
Original Term                    359.946             360           240
Stated Remaining Term            346.908             349           228
Original LTV                      66.511              95         18.18
FICO                              730.37             816           557
Seasoning                         13.038              18            11
Margin                             2.646            2.75          2.25
Minimum Rate                       2.646            2.75          2.25
Maximum Rate                       9.619           9.625         9.375
Initial Cap                            5               5             5
Months to Next Rate Change        46.962              49            42
Periodic Cap                           2               2             2
Origination YR                      2004            2004          2003
First Payment Date             3/30/2004        6/1/2004     11/1/2003
First Rate Change Date         2/28/2009        5/1/2009     10/1/2008
Next Rate Change Date          2/28/2009        5/1/2009     10/1/2008


================================================================================


--------------------------------------------------------------------------------------------------------
                                                                            CURR RATE    FICO      OLTV
Coupon Distribution                        #        Curr UPB      % Total      WA         WA        WA
--------------------------------------------------------------------------------------------------------
4.375                                       11     6,240,445.89       0.8       4.375   731.739    67.03
4.5                                         26    24,909,195.06       3.2         4.5   736.463   60.637
4.625                                    1,408   746,977,373.17        96       4.625   730.155   66.702
Total:                                   1,445   778,127,014.12       100       4.619    730.37   66.511


The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6325.

--------------------------------------------------------------------------------------------------------
                                                                            CURR RATE    FICO      OLTV
Loan Amt Distribution                      #        Curr UPB      % Total      WA         WA        WA
--------------------------------------------------------------------------------------------------------
175,000.01 - 200,000.00                      2       384,334.71      0.05       4.625    729.59   55.402
275,000.01 - 300,000.00                      1       300,000.00      0.04       4.625       712    38.61
300,000.01 - 333,700.00                      4     1,267,263.50      0.16       4.593   702.944   67.957
333,700.01 - 350,000.00                      2       696,494.14      0.09       4.625   717.072   60.352
350,000.01 - 500,000.00                    807   340,988,982.16     43.82       4.623    731.78   69.236
500,000.01 -1,000,000.00                   610   400,996,666.57     51.53        4.62   728.181   65.088
1,000,000.01 -1,500,000.00                  11    14,506,917.28      1.86       4.602   739.279   55.884
1,500,000.01 -2,000,000.00                   1     1,561,687.86       0.2       4.625       726       64
2,000,000.01 -2,500,000.00                   4     8,618,948.09      1.11       4.535   750.795   57.491
2,500,000.01 -3,000,000.00                   3     8,805,719.81      1.13        4.54   747.477   54.249
Total:                                   1,445   778,127,014.12       100       4.619    730.37   66.511


================================================================================


--------------------------------------------------------------------------------------------------------
                                                                            CURR RATE    FICO      OLTV
Product Type                               #        Curr UPB      % Total      WA         WA        WA
--------------------------------------------------------------------------------------------------------
5-1 CMT Arm (IO)                           685   390,575,866.02     50.19       4.617   731.259   67.796
5-1 CMT Arm                                439   224,923,586.18     28.91       4.618   726.855   64.665
5-1 Libor Arm (IO)                           1       185,308.34      0.02       4.625       785       80
5-1 Libor Arm                              320   162,442,253.58     20.88       4.625   733.029   65.961
Total:                                   1,445   778,127,014.12       100       4.619    730.37   66.511


================================================================================


--------------------------------------------------------------------------------------------------------
                                                                            CURR RATE    FICO      OLTV
FICO distribution                          #        Curr UPB      % Total      WA         WA        WA
--------------------------------------------------------------------------------------------------------
Not Available                                4     1,793,459.27      0.23       4.625   NO DATA   77.258
550 - 574.99                                 1       324,986.99      0.04         4.5       557       80
600 - 619.99                                 1       391,200.00      0.05         4.5       618       80
620 - 649.99                                49    25,594,766.42      3.29       4.622   636.218   68.193
650 - 679.99                               117    60,122,126.94      7.73       4.619   666.988   68.493
680 - 699.99                               201   109,460,923.36     14.07       4.622   689.348   66.853
700 - 749.99                               510   278,838,533.47     35.83       4.619   724.644    67.09
750 - 799.99                               547   293,786,867.74     37.76       4.618   770.582   65.225
800+                                        15     7,814,149.93         1       4.625   806.338   64.904
Total:                                   1,445   778,127,014.12       100       4.619    730.37   66.511


The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6325.

--------------------------------------------------------------------------------------------------------
                                                                            CURR RATE    FICO      OLTV
Original LTV                               #        Curr UPB      % Total      WA         WA        WA
--------------------------------------------------------------------------------------------------------
0 - 60.00                                  362   220,856,150.00     28.38       4.614   736.076   48.632
60.01 - 70.00                              404   229,903,392.67     29.55       4.622   727.426   66.679
70.01 - 80.00                              649   314,825,543.54     40.46       4.621    729.26   78.013
80.01 - 85.00                                7     3,086,052.16       0.4       4.625    706.71   83.185
85.01 - 90.00                               13     5,384,257.04      0.69       4.614   722.367   89.454
90.01 - 95.00                               10     4,071,618.71      0.52       4.625   698.933   94.374
Total:                                   1,445   778,127,014.12       100       4.619    730.37   66.511


================================================================================


--------------------------------------------------------------------------------------------------------
                                                                            CURR RATE    FICO      OLTV
Property Type                              #        Curr UPB      % Total      WA         WA        WA
--------------------------------------------------------------------------------------------------------
SINGLE FAM DETACHED                      1,252   683,029,818.95     87.78       4.619   729.541    65.71
LOWRISE CONDO SF                           127    60,433,183.10      7.77       4.616   739.006   72.953
HIGHRISE CONDO SF                           26    13,671,974.96      1.76       4.625   725.302   75.125
PUD                                         22    10,830,650.66      1.39       4.625   731.314   73.793
TWO FAMILY                                  12     6,961,886.06      0.89       4.615   745.757   62.047
CO-OP                                        5     2,823,896.76      0.36       4.625   724.821   62.167
CONDO DESIGNATED                             1       375,603.63      0.05       4.625       757    77.96
Total:                                   1,445   778,127,014.12       100       4.619    730.37   66.511


================================================================================


--------------------------------------------------------------------------------------------------------
                                                                            CURR RATE    FICO      OLTV
Occupancy Type                             #        Curr UPB      % Total      WA         WA        WA
--------------------------------------------------------------------------------------------------------
PRIMARY                                  1,395   749,513,822.04     96.32       4.619   730.167   66.513
SECOND HOME                                 50    28,613,192.08      3.68       4.621   735.668   66.458
Total:                                   1,445   778,127,014.12       100       4.619    730.37   66.511


--------------------------------------------------------------------------------------------------------
                                                                            CURR RATE    FICO      OLTV
Lien Priority                              #        Curr UPB      % Total      WA         WA        WA
--------------------------------------------------------------------------------------------------------
1st Lien                                 1,445   778,127,014.12       100       4.619    730.37   66.511
Total:                                   1,445   778,127,014.12       100       4.619    730.37   66.511


================================================================================


--------------------------------------------------------------------------------------------------------
                                                                            CURR RATE    FICO      OLTV
Original Term                              #        Curr UPB      % Total      WA         WA        WA
--------------------------------------------------------------------------------------------------------
181 - 240                                    1       352,702.27      0.05       4.625       779    40.36
241 - 360                                1,444   777,774,311.85     99.95       4.619   730.348   66.522
Total:                                   1,445   778,127,014.12       100       4.619    730.37   66.511


The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6325.

--------------------------------------------------------------------------------------------------------
                                                                            CURR RATE    FICO      OLTV
Stated Remaining Term                      #        Curr UPB      % Total      WA         WA        WA
--------------------------------------------------------------------------------------------------------
226 - 230                                    1       352,702.27      0.05       4.625       779    40.36
341 - 345                                  304   174,628,801.86     22.44       4.617   733.924   67.614
346 - 350                                1,140   603,145,509.99     77.51        4.62   729.316   66.206
Total:                                   1,445   778,127,014.12       100       4.619    730.37   66.511


================================================================================


--------------------------------------------------------------------------------------------------------
                                                                            CURR RATE    FICO      OLTV
Purpose Type                               #        Curr UPB      % Total      WA         WA        WA
--------------------------------------------------------------------------------------------------------
REFI EQUITY TAKEOUT                        150    81,183,270.64     10.43       4.624   722.588   59.759
PURCHASE                                   517   272,936,372.30     35.08       4.618   734.292   74.064
REFINANCE                                  778   424,007,371.18     54.49       4.619   729.338   62.941
Total:                                   1,445   778,127,014.12       100       4.619    730.37   66.511


================================================================================


--------------------------------------------------------------------------------------------------------
                                                                            CURR RATE    FICO      OLTV
Documentation code                         #        Curr UPB      % Total      WA         WA        WA
--------------------------------------------------------------------------------------------------------
Full Doc                                   913   493,470,540.59     63.42        4.62       725    68.68
Income Only                                119    61,451,565.59       7.9       4.618   734.514   62.349
Asset Only                                 380   204,939,367.46     26.34       4.618    741.31   62.367
No Doc                                      33    18,265,540.48      2.35       4.618   738.221   68.389
Total:                                   1,445   778,127,014.12       100       4.619    730.37   66.511


================================================================================


--------------------------------------------------------------------------------------------------------
                                                                            CURR RATE    FICO      OLTV
IO Flag                                    #        Curr UPB      % Total      WA         WA        WA
--------------------------------------------------------------------------------------------------------
io                                         686   390,761,174.36     50.22       4.617   731.285   67.801
am                                         759   387,365,839.76     49.78       4.621   729.443   65.209
Total:                                   1,445   778,127,014.12       100       4.619    730.37   66.511


================================================================================


--------------------------------------------------------------------------------------------------------
                                                                            CURR RATE    FICO      OLTV
IO Term                                    #        Curr UPB      % Total      WA         WA        WA
--------------------------------------------------------------------------------------------------------
0                                          759   387,365,839.76     49.78       4.621   729.443   65.209
60                                         686   390,761,174.36     50.22       4.617   731.285   67.801
Total:                                   1,445   778,127,014.12       100       4.619    730.37   66.511


The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6325.

--------------------------------------------------------------------------------------------------------
                                                                            CURR RATE    FICO      OLTV
Seasoning                                  #        Curr UPB      % Total      WA         WA        WA
--------------------------------------------------------------------------------------------------------
007 - 012                                  844   449,717,628.82     57.79        4.62   729.315   65.927
013 - 018                                  601   328,409,385.30     42.21       4.617   731.819    67.31
Total:                                   1,445   778,127,014.12       100       4.619    730.37   66.511


================================================================================


--------------------------------------------------------------------------------------------------------
                                                                            CURR RATE    FICO      OLTV
Relo Flag                                  #        Curr UPB      % Total      WA         WA        WA
--------------------------------------------------------------------------------------------------------
Non-Relo                                 1,400   755,849,639.48     97.14       4.619   729.876   66.123
Relo                                        45    22,277,374.64      2.86       4.623   748.141   79.662
Total:                                   1,445   778,127,014.12       100       4.619    730.37   66.511


================================================================================


--------------------------------------------------------------------------------------------------------
                                                                            CURR RATE    FICO      OLTV
State                                      #        Curr UPB      % Total      WA         WA        WA
--------------------------------------------------------------------------------------------------------
California                                 985   527,973,684.89     67.85       4.619   731.326   65.794
Other                                      460   250,153,329.23     32.15       4.618   728.336   68.023
Total:                                   1,445   778,127,014.12       100       4.619    730.37   66.511


================================================================================


--------------------------------------------------------------------------------------------------------
                                                                            CURR RATE    FICO      OLTV
Next Rate Change Dates (3 month range)     #        Curr UPB      % Total      WA         WA        WA
--------------------------------------------------------------------------------------------------------
OCT-2008-DEC-2008                          227   129,786,339.00     16.68       4.616   731.902   66.586
JAN-2009-MAR-2009                          374   198,623,046.30     25.53       4.618   731.765   67.783
APR-2009-JUN-2009                          844   449,717,628.82     57.79        4.62   729.315   65.927
Total:                                   1,445   778,127,014.12       100       4.619    730.37   66.511


================================================================================


--------------------------------------------------------------------------------------------------------
                                                                            CURR RATE    FICO      OLTV
Lifetime Cap Rates (%)                     #        Curr UPB      % Total      WA         WA        WA
--------------------------------------------------------------------------------------------------------
9.000 - 9.999                            1,445   778,127,014.12       100       4.619    730.37   66.511
Total:                                   1,445   778,127,014.12       100       4.619    730.37   66.511


The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6325.

--------------------------------------------------------------------------------------------------------
                                                                            CURR RATE    FICO      OLTV
Lifetime Floor Rates (%)                   #        Curr UPB      % Total      WA         WA        WA
--------------------------------------------------------------------------------------------------------
2.000 - 2.999                            1,445   778,127,014.12       100       4.619    730.37   66.511
Total:                                   1,445   778,127,014.12       100       4.619    730.37   66.511


================================================================================


--------------------------------------------------------------------------------------------------------
                                                                            CURR RATE    FICO      OLTV
Initial Periodic Rate Caps                 #        Curr UPB      % Total      WA         WA        WA
--------------------------------------------------------------------------------------------------------
5                                        1,445   778,127,014.12       100       4.619    730.37   66.511
Total:                                   1,445   778,127,014.12       100       4.619    730.37   66.511


================================================================================


--------------------------------------------------------------------------------------------------------
                                                                            CURR RATE    FICO      OLTV
Subsequent Periodic Rate Caps              #        Curr UPB      % Total      WA         WA        WA
--------------------------------------------------------------------------------------------------------
2                                        1,445   778,127,014.12       100       4.619    730.37   66.511
Total:                                   1,445   778,127,014.12       100       4.619    730.37   66.511


================================================================================


--------------------------------------------------------------------------------------------------------
                                                                            CURR RATE    FICO      OLTV
Months To Next Rate Change Date            #        Curr UPB      % Total      WA         WA        WA
--------------------------------------------------------------------------------------------------------
42                                         104    63,192,025.09      8.12       4.614   735.371   64.087
43                                          79    43,496,838.38      5.59       4.618   730.805   68.309
44                                          44    23,097,475.53      2.97       4.617   724.396   70.177
45                                          77    44,842,462.86      5.76       4.619   739.734   70.591
46                                          92    49,091,742.05      6.31       4.615   734.235   67.858
47                                         205   104,688,841.39     13.45       4.618   727.205   66.545
48                                         438   230,713,974.59     29.65       4.621   727.836   65.852
49                                         406   219,003,654.23     28.14       4.619   730.876   66.006
Total:                                   1,445   778,127,014.12       100       4.619    730.37   66.511


The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6325.

-------------------------------------------------------
Number of Loans   Dollars Outstanding   Original Amount
-------------------------------------------------------
295                  157,388,149.45      158,654,040.00


================================================================================


------------------------------------------------------------------------
Summary                           Wgt Avg         Max        NonZero Min
------------------------------------------------------------------------
Average UPB                     533,519.15    1,500,000.00    294,701.53
Average OPB                     537,810.31    1,500,000.00    360,000.00
Gross Coupon                          4.57               5             4
Original Term                          360             360           360
Stated Remaining Term              354.411             360           350
Original LTV                        71.644              80         36.14
FICO                               742.258             815           619
Seasoning                            5.589              10             0
Margin                               2.646            2.75          2.25
Minimum Rate                         2.646            2.75          2.25
Maximum Rate                          9.57              10             9
Initial Cap                              5               5             5
Months to Next Rate Change          54.411              60            50
Periodic Cap                             2               2             2
Origination YR                        2004            2005          2004
First Payment Date              11/12/2004        5/1/2005      7/1/2004
First Rate Change Date          10/13/2009        4/1/2010      6/1/2009
Next Rate Change Date           10/13/2009        4/1/2010      6/1/2009
------------------------------------------------------------------------


================================================================================


------------------------------------------------------------------------------------------------------
                                                                          CURR RATE    FICO      OLTV
Coupon Distribution                       #       Curr UPB      % Total      WA         WA        WA
------------------------------------------------------------------------------------------------------
4                                          4     2,650,171.00      1.68           4   712.902   76.642
4.125                                      5     3,329,099.00      2.12       4.125    759.25   59.115
4.25                                      12     6,400,067.83      4.07        4.25   755.062   76.135
4.375                                     15     6,965,982.32      4.43       4.375   750.788    75.45
4.5                                       28    16,001,225.56     10.17         4.5   745.014   71.697
4.625                                    227   119,144,695.31      75.7       4.625   741.377   71.648
4.75                                       2       901,856.85      0.57        4.75   706.537       80
4.875                                      1       995,051.58      0.63       4.875       711    38.46
5                                          1     1,000,000.00      0.64           5       751    68.97
Total:                                   295   157,388,149.45       100        4.57   742.258   71.644


The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6325.

------------------------------------------------------------------------------------------------------
                                                                          CURR RATE    FICO      OLTV
Loan Amt Distribution                     #       Curr UPB      % Total      WA         WA        WA
------------------------------------------------------------------------------------------------------
275,000.01 - 300,000.00                    1       294,701.53      0.19       4.625       665    49.69
350,000.01 - 500,000.00                  165    69,213,272.65     43.98       4.576   741.177   74.242
500,000.01 -1,000,000.00                 125    82,959,778.21     52.71       4.574   744.676   69.588
1,000,000.01 -1,500,000.00                 4     4,920,397.06      3.13       4.396   722.169   71.091
Total:                                   295   157,388,149.45       100        4.57   742.258   71.644


================================================================================


------------------------------------------------------------------------------------------------------
                                                                          CURR RATE    FICO      OLTV
Product Type                              #       Curr UPB      % Total      WA         WA        WA
------------------------------------------------------------------------------------------------------
5-1 CMT Arm                               64    32,462,886.22     20.63       4.592   740.387   69.617
5-1 CMT Arm (IO)                         166    92,225,140.98      58.6       4.563   741.987    72.46
5-1 Libor Arm                             65    32,700,122.25     20.78       4.566   744.874   71.354
Total:                                   295   157,388,149.45       100        4.57   742.258   71.644


================================================================================


------------------------------------------------------------------------------------------------------
                                                                          CURR RATE    FICO      OLTV
FICO distribution                         #       Curr UPB      % Total      WA         WA        WA
------------------------------------------------------------------------------------------------------
Not Available                              3     2,281,523.05      1.45       4.535   NO DATA   59.594
600 - 619.99                               1       480,477.60      0.31         4.5       619    44.27
620 - 649.99                               4     1,622,556.90      1.03       4.625   640.934   76.469
650 - 679.99                              14     6,761,366.67       4.3       4.619   671.237   73.918
680 - 699.99                              37    19,278,067.47     12.25       4.586   690.192   69.792
700 - 749.99                              98    53,839,798.68     34.21       4.559   729.011   72.162
750 - 799.99                             124    65,992,924.61     41.93       4.564   771.843   71.571
800+                                      14     7,131,434.47      4.53       4.618   807.931   75.858
Total:                                   295   157,388,149.45       100        4.57   742.258   71.644


================================================================================


------------------------------------------------------------------------------------------------------
                                                                          CURR RATE    FICO      OLTV
Original LTV                              #       Curr UPB      % Total      WA         WA        WA
------------------------------------------------------------------------------------------------------
0 - 60.00                                 43    26,823,087.71     17.04       4.572   740.434   50.441
60.01 - 70.00                             44    26,459,737.87     16.81       4.621   734.589    66.55
70.01 - 80.00                            208   104,105,323.87     66.15       4.556   744.677   78.402
Total:                                   295   157,388,149.45       100        4.57   742.258   71.644


The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6325.

------------------------------------------------------------------------------------------------------
                                                                          CURR RATE    FICO      OLTV
Property Type                             #       Curr UPB      % Total      WA         WA        WA
------------------------------------------------------------------------------------------------------
SINGLE FAM DETACHED                      262   140,716,313.91     89.41       4.563   740.881   71.274
LOWRISE CONDO SF                          19     8,219,199.52      5.22       4.594   747.373    77.42
HIGHRISE CONDO SF                          9     5,334,767.64      3.39       4.682   772.599   72.632
TWO FAMILY                                 3     2,191,550.76      1.39       4.625   727.704   71.984
CO-OP                                      1       500,000.00      0.32       4.375       749    76.92
PUD                                        1       426,317.62      0.27       4.625       778    62.25
Total:                                   295   157,388,149.45       100        4.57   742.258   71.644


------------------------------------------------------------------------------------------------------
                                                                          CURR RATE    FICO      OLTV
Occupancy Type                            #       Curr UPB      % Total      WA         WA        WA
------------------------------------------------------------------------------------------------------
PRIMARY                                  292   155,928,559.93     99.07       4.569   742.386   71.605
SECOND HOME                                3     1,459,589.52      0.93       4.625   728.766   75.804
Total:                                   295   157,388,149.45       100        4.57   742.258   71.644


================================================================================


------------------------------------------------------------------------------------------------------
                                                                          CURR RATE    FICO      OLTV
Lien Priority                             #       Curr UPB      % Total      WA         WA        WA
------------------------------------------------------------------------------------------------------
1st Lien                                 295   157,388,149.45       100        4.57   742.258   71.644
Total:                                   295   157,388,149.45       100        4.57   742.258   71.644


================================================================================


------------------------------------------------------------------------------------------------------
                                                                          CURR RATE    FICO      OLTV
Original Term                             #       Curr UPB      % Total      WA         WA        WA
------------------------------------------------------------------------------------------------------
241 - 360                                295   157,388,149.45       100        4.57   742.258   71.644
Total:                                   295   157,388,149.45       100        4.57   742.258   71.644


================================================================================


------------------------------------------------------------------------------------------------------
                                                                          CURR RATE    FICO      OLTV
Stated Remaining Term                     #       Curr UPB      % Total      WA         WA        WA
------------------------------------------------------------------------------------------------------
346 - 350                                 83    42,570,699.87     27.05       4.619   729.334   67.868
351 - 355                                 86    44,667,553.83     28.38       4.632   742.326   73.067
356 - 360                                126    70,149,895.75     44.57         4.5   750.319   73.029
Total:                                   295   157,388,149.45       100        4.57   742.258   71.644


The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6325.

------------------------------------------------------------------------------------------------------
                                                                          CURR RATE    FICO      OLTV
Purpose Type                              #       Curr UPB      % Total      WA         WA        WA
------------------------------------------------------------------------------------------------------
REFI EQUITY TAKEOUT                       12     5,376,011.83      3.42        4.58   722.542   66.558
PURCHASE                                 230   122,006,040.97     77.52       4.561   747.604   74.172
REFINANCE                                 53    30,006,096.65     19.07       4.604   724.459   62.275
Total:                                   295   157,388,149.45       100        4.57   742.258   71.644


================================================================================


------------------------------------------------------------------------------------------------------
                                                                          CURR RATE    FICO      OLTV
Documentation code                        #       Curr UPB      % Total      WA         WA        WA
------------------------------------------------------------------------------------------------------
Full Doc                                 116    67,128,540.18     42.65       4.582   734.263   69.877
Income Only                                9     4,165,188.31      2.65       4.577   708.632    71.65
Asset Only                                93    51,505,444.10     32.73       4.576   746.137   70.777
No Doc                                    77    34,588,976.86     21.98       4.534   755.518   76.364
Total:                                   295   157,388,149.45       100        4.57   742.258   71.644


================================================================================


------------------------------------------------------------------------------------------------------
                                                                          CURR RATE    FICO      OLTV
IO Flag                                   #       Curr UPB      % Total      WA         WA        WA
------------------------------------------------------------------------------------------------------
io                                       166    92,225,140.98      58.6       4.563   741.987    72.46
am                                       129    65,163,008.47      41.4       4.579   742.654   70.489
Total:                                   295   157,388,149.45       100        4.57   742.258   71.644


================================================================================


------------------------------------------------------------------------------------------------------
                                                                          CURR RATE    FICO      OLTV
IO Term                                   #       Curr UPB      % Total      WA         WA        WA
------------------------------------------------------------------------------------------------------
0                                        129    65,163,008.47      41.4       4.579   742.654   70.489
60                                       166    92,225,140.98      58.6       4.563   741.987    72.46
Total:                                   295   157,388,149.45       100        4.57   742.258   71.644


================================================================================


------------------------------------------------------------------------------------------------------
                                                                          CURR RATE    FICO      OLTV
Seasoning                                 #       Curr UPB      % Total      WA         WA        WA
------------------------------------------------------------------------------------------------------
000 - 006                                128    71,010,595.75     45.12         4.5   750.293   73.114
007 - 012                                167    86,377,553.70     54.88       4.627   735.864   70.436
Total:                                   295   157,388,149.45       100        4.57   742.258   71.644


The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6325.

------------------------------------------------------------------------------------------------------
                                                                          CURR RATE    FICO      OLTV
Relo Flag                                 #       Curr UPB      % Total      WA         WA        WA
------------------------------------------------------------------------------------------------------
Non-Relo                                 144    77,568,634.72     49.28       4.595   736.306   68.762
Relo                                     151    79,819,514.73     50.72       4.545   748.212   74.445
Total:                                   295   157,388,149.45       100        4.57   742.258   71.644


================================================================================


------------------------------------------------------------------------------------------------------
                                                                          CURR RATE    FICO      OLTV
State                                     #       Curr UPB      % Total      WA         WA        WA
------------------------------------------------------------------------------------------------------
California                               107    60,567,189.54     38.48       4.593   737.317   70.387
Texas                                     26    15,930,484.08     10.12       4.576   743.543    68.99
Virginia                                  22     9,997,435.74      6.35       4.595   753.797   75.676
Other                                    140    70,893,040.09     45.04       4.544   744.527   72.746
Total:                                   295   157,388,149.45       100        4.57   742.258   71.644


================================================================================


------------------------------------------------------------------------------------------------------
                                                                          CURR RATE    FICO      OLTV
Next Rate Change Dates (3 month range)    #       Curr UPB      % Total      WA         WA        WA
------------------------------------------------------------------------------------------------------
JUN-2009-AUG-2009                        141    73,071,887.10     46.43       4.626     736.1   69.462
SEP-2009-NOV-2009                         28    14,166,366.60         9        4.62   735.395   76.043
DEC-2009-FEB-2010                         52    28,493,822.86      18.1       4.536   746.826   72.852
MAR-2010-MAY-2010                         74    41,656,072.89     26.47       4.476   752.793   73.151
Total:                                   295   157,388,149.45       100        4.57   742.258   71.644


================================================================================


------------------------------------------------------------------------------------------------------
                                                                          CURR RATE    FICO      OLTV
Lifetime Cap Rates (%)                    #       Curr UPB      % Total      WA         WA        WA
------------------------------------------------------------------------------------------------------
9.000 - 9.999                            294   156,388,149.45     99.36       4.567   742.201   71.661
10.000 - 10.999                            1     1,000,000.00      0.64           5       751    68.97
Total:                                   295   157,388,149.45       100        4.57   742.258   71.644


================================================================================


------------------------------------------------------------------------------------------------------
                                                                          CURR RATE    FICO      OLTV
Lifetime Floor Rates (%)                  #       Curr UPB      % Total      WA         WA        WA
------------------------------------------------------------------------------------------------------
2.000 - 2.999                            295   157,388,149.45       100        4.57   742.258   71.644
Total:                                   295   157,388,149.45       100        4.57   742.258   71.644


The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6325.

------------------------------------------------------------------------------------------------------
                                                                          CURR RATE    FICO      OLTV
Initial Periodic Rate Caps                #       Curr UPB      % Total      WA         WA        WA
------------------------------------------------------------------------------------------------------
5                                        295   157,388,149.45       100        4.57   742.258   71.644
Total:                                   295   157,388,149.45       100        4.57   742.258   71.644


================================================================================


------------------------------------------------------------------------------------------------------
                                                                          CURR RATE    FICO      OLTV
Subsequent Periodic Rate Caps             #       Curr UPB      % Total      WA         WA        WA
------------------------------------------------------------------------------------------------------
2                                        295   157,388,149.45       100        4.57   742.258   71.644
Total:                                   295   157,388,149.45       100        4.57   742.258   71.644


================================================================================


------------------------------------------------------------------------------------------------------
                                                                          CURR RATE    FICO      OLTV
Months To Next Rate Change Date           #       Curr UPB      % Total      WA         WA        WA
------------------------------------------------------------------------------------------------------
50                                        83    42,570,699.87     27.05       4.619   729.334   67.868
51                                        25    12,136,810.69      7.71       4.625   747.308   71.011
52                                        33    18,364,376.54     11.67       4.645   744.378   72.131
53                                        26    13,305,666.60      8.45       4.629   734.565   75.787
54                                         1       485,600.00      0.31        4.75       743       80
55                                         1       375,100.00      0.24       4.125       755    79.98
56                                         1       995,051.58      0.63       4.875       711    38.46
57                                        17     9,616,530.52      6.11       4.584    753.73    69.73
58                                        34    17,882,240.76     11.36       4.491   745.072   76.444
59                                        55    31,285,722.89     19.88       4.465   750.401   72.585
60                                        19    10,370,350.00      6.59       4.508   759.566   74.858
Total:                                   295   157,388,149.45       100        4.57   742.258   71.644


The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6325.